Exhibit 24.1

                               SODAK GAMING, INC.


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Roland W. Gentner and Clayton R. Trulson and each of them, his true and lawful attorney-in fact and agents, each acting alone, with full powers of substitution and resubstitution, for him in his name, a place and stead, in any and all capacities to sign and the annual report on form 10-K of Sodak Gaming, Inc., and any and all amendments thereto, and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


          Signature                         Title                     Date
------------------------------    -------------------------     ----------------

   \s\ Michael G. Wordeman                Chairman
------------------------------          and Director             March 19, 1999
     Michael G. Wordeman


    \s\ Roland W. Gentner              Chief Executive
------------------------------      Officer, President and       March 19, 1999
      Roland W. Gentner                   Director


   \s\ Clayton R. Trulson          Vice President, Finance
------------------------------     and Treasurer (principal      March 19, 1999
     Clayton R. Trulson              financial officer)


      \s\ Thomas Celani
------------------------------
        Thomas Celani                     Director               March 21, 1999


      \s\ Colin V. Reed
------------------------------
        Colin V. Reed                     Director               March 19, 1999


    \s\ Manuel Lujan, Jr.
------------------------------
      Manuel Lujan, Jr.                   Director               March 19, 1999


      \s\ Ronnie Lopez
------------------------------
        Ronnie Lopez                      Director               March 17, 1999


                                      -85-